SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 25, 1997


                       Saxon Asset Securities Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

             (Exact name of registrant as specified in its charter)


     Virginia                       333-04127-03             52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

          On   November 25, 1997   distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 1997 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1997-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1997-1



Date:   December 4, 1997                    By:   /s/ Bradley D. Adams
                                                     ---------------
                                                     Bradley D. Adams
                                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         November 25, 1997.                                5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 1997



                                                SAXON ASSET SECURITIES TRUST 1997-1
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
                                                  STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:           25-NOV-97                                                                                           PAGE # 1
RECORD DATE:         31-OCT-97

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Interest Applied                              Aggregate
                 Original      Beginning                                Carry    Realized                Ending       Scheduled
                 Certificate   Certificate  Principal     Interest      Forward  Loss       Total       Certificate   Principal
Class  Cusip #   Balance       Balance      Distribution  Distribution  Amount   Amount   Distribution   Balance      Balance
-----------------------------------------------------------------------------------------------------------------------------------

AF-1 805559AK7  36,500,000.00  28,140,425.41  1,713,196.80   160,165.93   -      N/A     1,873,362.73  26,427,229.61   98,172,351.97
AF-2 805559AL5  26,997,000.00  26,997,000.00          -      159,394.79   -      N/A       159,394.79  26,997,000.00
AF-3 805559AM3  10,000,000.00  10,000,000.00          -       61,458.33   -      N/A        61,458.33  10,000,000.00
AF-4 805559AN1  12,118,000.00  12,118,000.00          -       78,363.07   -      N/A        78,363.07  12,118,000.00
AF-5 805559AP6   9,512,000.00   9,512,000.00          -       58,062.83   -      N/A        58,062.83   9,512,000.00
MF-1 805559AQ4   1,866,000.00   1,866,000.00          -       11,748.03   -       -         11,748.03   1,866,000.00
MF-2 805559AR2   6,399,000.00   6,399,000.00          -       41,326.88   -       -         41,326.88   6,399,000.00
  BF 805559AS0   3,253,000.00   3,253,000.00          -       21,686.67   -       -         21,686.67   3,253,000.00
AV-1 805559AT8 302,979,000.00 246,691,113.76 10,380,284.13 1,163,773.89   -      N/A    11,544,058.02 236,310,829.63  296,548,787.63
MV-1 805559AU5  14,299,000.00  14,299,000.00          -       69,183.82   -       -         69,183.82  14,299,000.00
MV-2 805559AV3  25,025,000.00  25,025,000.00          -      124,104.01   -       -        124,104.01  25,025,000.00
  BV 805559AW1  15,194,000.00  15,194,000.00          -       80,245.95   -       -         80,245.95  15,194,000.00
   C       N/A            N/A            N/A           N/A 1,223,127.78  N/A     N/A     1,223,127.78           N/A
   R       N/A            N/A            N/A           N/A            -  N/A     N/A              -             N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS         464,142,000.00 399,494,540.17 12,093,480.93 3,252,641.98   -       -     15,346,122.91 387,401,059.24  394,721,139.60
-----------------------------------------------------------------------------------------------------------------------------------

GRP I                                         1,713,196.80   592,206.53                  2,305,403.33  96,572,229.61
GRP II                                       10,380,284.13 1,437,307.67                 11,817,591.80 290,828,829.63

-------------------------------
LIBOR RATE        5.65625%
-------------------------------

Factor Information Per $1,000 of the Original Balance   Pass Through Rate

------------------------------------------------------------------------------
                      Principal      Interest       End Prin       Current
 Class     Cusip #    Distribution   Distribution   Balance   Pass Through Rate
------------------------------------------------------------------------------

AF-1     805559AK7     46.93689863   4.38810767       724.03368795   6.830000%
AF-2     805559AL5       -           5.90416676     1,000.00000000   7.085000%
AF-3     805559AM3       -           6.14583300     1,000.00000000   7.375000%
AF-4     805559AN1       -           6.46666694     1,000.00000000   7.760000%
AF-5     805559AP6       -           6.10416632     1,000.00000000   7.325000%
MF-1     805559AQ4       -           6.29583601     1,000.00000000   7.555000%
MF-2     805559AR2       -           6.45833411     1,000.00000000   7.750000%
BF       805559AS0       -           6.66666769     1,000.00000000   8.000000%
AV-1     805559AT8     34.26073797   3.84110414       779.95778463   5.856250%
MV-1     805559AU5       -           4.83836772     1,000.00000000   6.006250%
MV-2     805559AV3       -           4.95920120     1,000.00000000   6.156250%
BV       805559AW1       -           5.28142359     1,000.00000000   6.556250%


-----------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                  Mary Jo Davis
                            Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-4756
                     ---------------------------------------


                            TEXAS COMMERCE BANK, N.A.
                                 MASTER SERVICER


                                      -6-


                                                SAXON ASSET SECURITIES TRUST 1997-1
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        25-NOV-97                                                                                             PAGE #  2
RECORD DATE:      31-OCT-97

                                                                                                    Group I         Group II
                                                                                                ---------------------------------
Sec.3.04(a)(i)(c)   Prepayment Amount                                                             1,633,135.58      10,206,612.06
                    Substitution Shortfalls Amount                                                        -               -
                    Repurchase Amounts                                                                    -               -
                    Extra Principal Distribution Amount                                                   -                333.40
                    Applied Realized Loss Amount                                                          -               -
                    Unpaid Realized Loss Amount                                                           -               -
                                                                                                ---------------------------------

Sec.3.04(a)(ii)     Group I Net Rate                                                                                     9.62278%
                    Group II Net Rate                                                                                    9.40587%


Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                          776,526.84
                    The Largest Mortgage Loan Balance Outstanding in Group II                                       1,492,417.68


                                                                                                 -------------------------------
                                                                                                    Group I         Group II
                                                                                                 -------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                                 35,840.31       125,834.94
                     Master Servicing Fees                                                           2,580.37         7,929.00
                                                                                                 -------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period


                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                    30-59 Days   21        2.39502%       2,351,247.20       101       3.60188%        10,681,325.06
                    60-89 Days    7        0.74136%         727,809.88       37        1.24368%         3,688,115.30
                    90+ Days      5        0.92403%         907,142.89       17        0.52495%         1,556,734.99
                    ----------------------------------------------------------------------------------------------------

                                                                                                   Group I         Group II
                                                                                                -------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                              10              63
(iii)               Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                         Proceedings                                                               1,115,746.40   7,866,447.23
                    Number of Mortgage Loans in Foreclosure in Prior Month                           7               56
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                         Prior Month                                                                 933,083.87   6,004,397.93
                                                                                                -------------------------------


                                                                                                  Group I         Group II
                                                                                                -------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                    7               18
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy
                         Proceedings                                                                 676,890.48   1,521,127.49
                                                                                                -------------------------------

                                                                                                  Group I        Group II
                                                                                                -------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                                0               4
                    Aggregate book value of REO Preperties                                          SEE PAGE 4   SEE PAGE 4
                                                                                                -------------------------------

                                                                                   Servicer       Group I        Group II
                                                                                ---------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech          29               14
                                                                                 Long Beach         N/A            124
                                                                                ---------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech         3,427,589.65   1,333,134.42
                                                                                 Long Beach         N/A         13,429,689.68
                                                                                ---------------------------------------------

                           TEXAS COMMERCE BANK, N.A.
                                MASTER SERVICER

                                      -7-
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